UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT 0F 1934
Date of Report (Date of Event): March 5, 2010
Commission File Number 333-135107
LOTUS BANCORP, INC
(Exact name of registrant as specified in its charter)

Michigan	20-2377468
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)
44350 West 12 Mile Road, Novi, MI 48377
(Address of principal executive offices, including zip code)
(248) 735-1000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On March 5, 2010, Lotus Bancorp, Inc. (the “Company”) filed a Form 15 to terminate the registration of its common stock with the Securities and Exchange Commission. The Company issued a press release announcing the filing of the Form 15, which is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number
99.1	Lotus Bancorp, Inc. Press Release

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOTUS BANCORP, INC.
Date: March 5, 2010	By:	/s/ Satish B. Jasti
Satish B. Jasti, President & CEO

Exhibit Index

Exhibit No.	Description
99.1	Lotus Bancorp, Inc. Press Release.

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